UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 24, 2020

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Main Street, Southern Pines, North Carolina	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

First Bancorp
INDEX

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Item 8.01 – Other Events	3

Signatures	4

Item 8.01 – Other Events

On April 24, 2020, the Registrant posted the attached notice on the investor relations section of its website regarding the Annual Meeting of Shareholders to be held on May 7, 2020.

FIRST BANCORP TO ALLOW PARTICIPATION AT ANNUAL MEETING BY PHONE

First Bancorp, the holding company for First Bank, Southern Pines, North Carolina, is informing its shareholders that, as a result of the existing COVID-19 crisis and resulting guidance and limitations regarding public gatherings, its Board of Directors has announced a limit of ten (10) shareholders who may physically attend in person the Annual Meeting of Shareholders scheduled for 1:30 p.m. EST on May 7, 2020, at the First Bancorp Headquarters in Southern Pines, North Carolina and to allow all other shareholders to participate in the meeting by telephone conference call.

The Company will hold a business-only meeting at the previously scheduled time on May 7, 2020 to address the proposals described in its Proxy Statement, and participation is being made available to shareholders by telephone conference call.

Shareholders who wish to participate in the May 7, 2020 shareholders meeting must email the Company’s Corporate Secretary, Elizabeth Bostian, at ebostian@localfirstbank.com, on or before 5:30 p.m. EST on Wednesday, May 6, 2020, stating that they desire to participate in the meeting and the number of shares of the Company’s common stock they held of record as of March 10, 2020.  In a reply email, those shareholders will be provided with the information which will enable them to join in the telephone conference call of the shareholder meeting.  Shareholders are encouraged to vote their shares prior to the meeting, as directed on the proxy cards sent by the Company.

The Company appreciates its shareholders’ understanding of these changes under the current circumstances and wishes its shareholders well during these unprecedented times.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

April 24, 2020	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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